DISTRIBUTOR AGREEMENT

     This Distributor  Agreement  ("Agreemenf'),  is entered into by and between
COMTEX  Scientific   Corporation   (COMTEX")  and  EquityAlert.com,   Inc.  (the
"Distributor').

1. Definitions

     "Information Providers" ("lPs") are third parties from whom COMTEX acquires the right to distribute Content. "Content' means all material, whether or not protected by copyright, including but not limited to text, images, and other multimedia data, that COMTEX obtains from IPs or creates itself. COMTEX reserves the right to add or withdraw IPs and items of coverage to or from the Content without notice. "End-User' means each third party to whom Distributor provides the Services as authorized in Exhibit A. "Services" are the electronic information services offered by Distributor that make available the Content, as authorized in Exhibit A.

2. Distribution

     a. Grant of Rights; Distribution by Distributor. Subject to the terms and conditions of this Agreement and its Exhibits, COMTEX grants Distributor a nonexclusive license and right (A) to distribute the Content to EndUsers as part of the Services, and (B) to license End-Users to use the Content as authorized by the End-User Agreement. Distributor may retain,copies of the Content for thirty (30) days after receipt from COMTEX, or such other time period as authorized in Exhibit A. At no charge to COMTEX, Dis tributor shall provide COMTEX reasonable access to the Services for the purposes of reviewing Distributors incorporation of the Content into the Services and evaluating compliance with this Agreement. Before implementing any major changes to the Services, Distributor shall provide notice thereof to COMTEX.

     b. Notices. Distributor shall cause the Services to display as part of each story that includes Content transmitted by COMTEX (A) the copyright notice transmitted therewith indicating that the copyright owner is a COMTEX IP or COMTEX, (B) the phrase "News Provided by COMTEX" (or similar phrase requested by COMTEX), (C) the COMTEX logo, and (D) an operational link to www.comtexnews.com (or other COMTEX World Wide Web site). Such notices shall be conspicuous to the End-User and comply with any further requi rements set forth in Exhibit A, and must also be mutually agreeable to both Parties.

     c. Restrictions. Distributor shall not knowingly distribute the Content to any entity (A) for use in print, ar, television or radio news media or (B) that redistributes the Content to its customers, with or without charge. In 4 the event that any unauthorized distribution occurs, Distributor immediately shall notify COMTEx and use its best efforts to immediately cease such distribution.

     d. Modifications. Distributor shall not edit, abridge, rewrite, translate or in any other way alter or modify the Content or create any work derived from the Content, except to the minimum extent necessarily incident to forming the look and feel of Distributor's Services.

     e. Corrections. Upon receipt of notice from ComTEX of an error in Content provided Distributor or in the provision of the Services by Distributor to End-Users, Distributor immediately shall (A) consult, if necessary, with COMTEX regarding the appropriate correction or other remedy for such error, (B) implement as directed by COMTEX such correction or other remedy, such as retracting a story or article or transmitting a correction, and (C) provide COMTEx documentation evidencing such correction or other remedy.

     f. End-User Agreements. Distributor shall obtain from each End-User, either in writing or via acknowledgment of an electronic form (which acknowledgment can be provided by the End-User's use of Distributor's Services), consent to the terms set forth in Exhibit C (or terms substantially equivalent thereto).

     g. Use of Name. Distributor shall name COMTEX as one of its content sources in all material (A) provided End-Users about the Service or (B) that identify Distributor's content sources. Distributor agrees, that at least ten (10) business days prior to use, to submit to COMTEX for approval all promotional materials, including press releases and advertisements (whether using print, broadcast or on-line media) that are produced by Distributor

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and  describe  the  Content or  identify  COMTEX'  IPs.  Approval of use of such materials shall be deemed granted unless written notice of disapproval is received within five (5) business days.

3. Terms and Termination

     a. Term. The term of this Agreement starts on the date of the last signature to this Agreement and shall remain in effect for two (2) years and shall automatically renew for successive two-year terms unless either party elects not to renew by giving written notice to the other party at least ninety
(90) days before the end of the then current term.

     b. Suspension. COMTEX, in its sole discretion, may immediately suspend delivery of Content to Distributor if A) the Distributor or its End-Users breach of this Agreement has a reasonable possibility of causing COMTEX to breach its agreement with an Information Provider or B) Distributor either fails to make payments in full in accordance with this Agreement, or C) Distributor fails to provide COMTEX the Usage Tracking Report as required in this Agreement. COMTEX shall resume delivery of Content only.after Distributor has taken action satisfactory to COMTEX to assure that no further breach of this Agreement shall occur.

     c. Termination for Breach. If a party materially breaches this Agreement, the other party, after giving the breaching party sixty (60) days prior written notice, may terminate this Agreement if the breach remains uncured. In addition, either party may terminate this Agreement if the other party makes a general assignment for the benefit of its creditors, permits the appointment of a receiver for its business or assets, or takes steps to wind down its business.

     d. Obligations upon Termination. Upon termination of this Agreement, Distributor shall not distribute or use the Content. Distribut - or shall (A) within thirty (30) days of termination, pay to COMTEx all charges then owed, (B) for the remainder of the then-current term pay to COMTEX all Minimums unless termination is due Solely to COMTEX' material breach of this Agreement, and (C) within fifteen (15) days of termination, deliver to COMTEX all hardware owned by COMTEX. If such hardware is not returned, Distributor shall pay COMTEX the replacement value thereof. Within thirty (30) days of termination, Distributor shall erase and purge the Content from any accessible database and/or storage material. Immediately upon termination Distributor shall return to COMTEx all materials proprietary to COMTEX or containing COMTEX Confidential Information.

4. Confidential Information.

     The Receiving Party shall not disclose or otherwise transfer Confidential Information of the Disclosing Party to any third party, without first obtaining the Disclosing Party's consent, and shall take all reasonable precautions to prevent inadvertent disclosure of such Confidential Information. "Confidential Information" shall mean: (A) the terms and conditions of this Agreement, any
information  regarding  COMTEX'  prices,  or  any  information   concerning  the
composition Of COMTEX' products; (13) information w hich is designated as Confidential Information by the party disclosing such information (the "Disclosing Party"); (C) with respect to information provided on paper, by facsimile or electronic mail, by any electronic means or by any other medium (collectively "in writing"), by labeling such information as "CONFIDENTIAL INFORMATION" before the information is provided to the other party (the "Receiving Party"); and (iv) with respect to information disclosed either verbally or in writing, by notifying the Rece iving Party, in writing within thirty (30) days of the disclosure, that the information identified in such notice is designated Confidential Information effective as of the Receiving Party's receipt of such notice. "Confidential Information" shall not include information that (A) is or shall become generally available without fault of the Receiving Party, (13) is in the Receiving Party's possession prior to its disclosure by the Disclosing Party, (C) is independently developed by the Receiving Party, or (D ) is rightfully obtained by the Receiving Party from third parties without similar restrictions. This contract, and everything contained herein, is confidential.

5. Further Rights Obligations and Limitations

     a. Ownership. This Agreement does not transfer to Distributor or any of its End-Users ownership of the Content.

Confidential Distribution Agreement                                  Page 2 of 2
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     b. No Warranty. Distributor agrees that the Content and Service is provided by COMTEX "AS IS". COMTEX does not warrant (A) the accuracy, completeness or timeliness of the Content and (B) that the Content will not infringe any copyright or other right of any third party. COMTEX DISCLAIMS ALL WARRANTIES, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, RELATING TO THIS AGREEMENT, PERFORMANCE OR INABILITY TO PERFORM UNDER THIS AGREEMENT, THE CONTEN T, AND EACH PARTY'S
COMPUTING AND DISTRIBUTION SYSTEM. that the Content will not infringe any copyright or other right of any third party.

     c. Indemnification. Distributor shall indemnify COMTEX and its Information Providers against any third party claims and damages, including attorneys'fees and related expenses, arising out of Distributors breach of this Agreement.

     d. Limitation. In no event shall either party be liable to the other for any indirect, special, exemplary or consequential damages, including lost profits, whether arising in contract or tort.

     e.   Assignment.   Distributor   may  assign  this   Agreement   only  with
COMTEX'written consent.

     f. Beneficiaries. The Information Providers may enforce this Agreement to the same extent as COMTEX.

6. General Terms

     This is the complete and only agreement between the parties. This Agreement and performance hereunder shall be governed by laws of Virginia, and the parties consent to the exclusive jurisdiction of the state and federal courts of Virginia. In any action related to this Agreement, the prevailing pafty shall recover attorneys' fees and related expenses from the other party. Notices shall be delivered by hand or U.S. certified mail to the addresses set forth below.

AGREED:

EquityAlert.com, Inc., by                   COMTEX Scientific  Corporation
1628 W. First Ave. #216                     4900 Seminary Road, Suite 800
Vancouvor, BC V6J IG1                       Alexandria,  Virginia 22311
(604)659-5030 (fax)                         703-820-2005 (fax)

/s/ Harmel Rayat                             /s/
-------------------------                   -----------------------------
Harmel Rayat                                Signature

/s/ Harmel Rayat
-------------------------                   Executive Vice President, Sales
Printed Name

/s/ Director
-------------------------                    Date: -----------------------
Title

       /s/ August 31, 1999
Date: --------------------


Confidential  Distribution  Agreement                                Page 3 of 3
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                 EXHIBITS A and B - Services, Charges, Payments

1. The Services:

COMTEX shall  deliver the COMTEX Public  Companies  CustomWire  (press  releases only),  and the  Business,  Finance,  and  High  Tech  Top  Story  Newsrooms  to
Distributor for use by the Distributor on the Distributor's Web site: www.equityalert.com. COMTEX CustomWire news in the Services will be accessible to End-Users for a period not to exceed thirty (30) days ("Archive Length").

2. Charges and Payment Terms

Distributor shall pay COMM any Minimums, Fees, Royalties and/or Communication charges as set forth below. Each month, COMTEX shall provide Distributor an invoice stating the Minimums, Fees and Communications Charges owed by Distributor to COMTEX. Such invoice will be paid within thirty (30) days of the date of the invoice. Further, Distributor shall calculate all due Royalties on a monthly basis and remit such Royalties to COMTEX within thirty (30) days of the close of the month in which the Royalties occu rred. Start-Up/Installation Fees shall be due upon contract execution.

Monthly Fee: the  following  schedule,  will be used for the monthly Fees due to
Comtex:

October, 1999                           $625
November, 1999                          $1250
December, 1999                          $1875
January, 2000 and thereafter            $2100

Communication Charges: $400 per month

Start-Up/Installation Fee: $1500.

Royalty (Royalties) Schedule: No Royalties will be due under the terms of this Agreement.

Royalty Reporting: No Reporting will be necessary under the terms of this Agreement.

3. Term. The Initial Term shall be one year. There shall be no automatic renewal of this Agreement, unless agreed to by both Parties. This clause shall take precedence over Section 3(a).

Confidential Distribution Agreement                                  Page 4 of 4
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               Exhibit C -- COMTEX End-User Agreement Provisions

1. Ownership. End-User agrees that COMTEX Scientific Corporation ("COMTEX") and its information providers retain all proprietary right, title or interest, including copyright, in the stories, articles or other material, including but not limited to text, images, and other multimedia data, that COMTEX provides as part of Distributor's Services (the "Content").

2. Restrictions on Use. End-User agrees that it will not copy nor license, sell, transfer, make available or otherwise distribute the Content to any entity or person. End-User shall use its best efforts to stop any such copying or distribution immediately after such use becomes known.

3. No Warranty. The Content is provided "AS IS." COMM AND ITS INFORMATION PROVIDERS DISCLAIM ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, RELATING TO THIS AGREEMENT, THE CONTENT AND ALL PERFORMANCE HEREUNDER. COMTEx and its information providers make no warranties regarding the completeness, accuracy or availability of the Content.

4. Limitation of Liabilily. Iri'no event shall COMTEX or its information providers be liable to End-User or any other person or entity for any direct, indirect, special, exemplary or consequential damages, including lost profits, arising under this Agreement or from performance thereunder based in contract, negligence, strict liability or otherwise, whether or not they or it had any knowledge, actual or constructive,, that such damages might be incurred.

5. Indemnification. End-User shall indemnify and hold harmless COMTEX and its information providers against any claim, damages, loss, liability or expense, including attorneys fees, arising out of End-User's use of the Content in any way contrary to this Agreement.

6. Beneficiaries of this Agreement. The rights and limitations in this COMTEx End-User Agreement are for the benefit Of COMTEx and its information providers, each of which shall have the right to enforce its rights hereunder directly and on its own behalf.

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                         Exhibit D - Changes and Other

The parties agree that the following items are supplemental to the terms and conditions contained within the body of this Agreement.

Critical Information Providers: Comtex recognizes that the Information Providers PR Newswire and Business Wire are critical to the business model of the Distributor, and that the withdrawal of either of these Information Providers is grounds for immediate termination with written notification to Comtex.

Performance Clause: Comtex warrants that it delivers Content on a 240 basis, and maintains a monthly network up time of 99%. If Comtex should ever fall below this percentage, then the Distributor may consider it a breach of this Agreement.

Indemnification by Comtex: Comtex shall indemnify and hold harmless Distributor from and against any third party losses, expenses, liabilities, damages and other claims, including reasonable legal fees and expenses, arising out of Comtex' breach of any provision of this Agreement.

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